UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 19, 2014

Consolidated Communications Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 South 17th Street, Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (217) 235-3311

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 19, 2014, Consolidated Communications Holdings, Inc. (the "Company") issued a press release announcing that its wholly owned subsidiary, Consolidated Communications, Inc., had commenced a solicitation of consents from holders of its 10.875% Senior Notes due 2020 (the "Notes") in connection with proposed amendments to the indenture governing the Notes. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Description
99.1	Press Release dated March 19, 2014

Safe Harbor

Any statements other than statements of historical facts, including statements about management's beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management's views and assumptions regarding future events and business performance. Words such as "estimate," "believe," "anticipate," "expect," "intend," "plan, "target," "project," "should," "may," "will" and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Additional information regarding these and other risks and uncertainties are discussed in more detail in the Company's filings with the Securities and Exchange Commission, including the Company's reports on Form 10-K and Form 10-Q.

Many of these risks are beyond management's ability to control or predict. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements and risk factors contained in this communication and the companies' filings with the Securities and Exchange Commission. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consolidated Communications Holdings, Inc. (Registrant)
March 19, 2014 (Date)	/s/ STEVEN L. CHILDERS Steven L. Childers Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 19, 2014